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                                MASTER LEASE AGREEMENT

COMDISCO, INC. - LESSOR

MASTER LEASE AGREEMENT dated November 15, 1994 by and between COMDISCO, INC. ("Lessor") and Endocardial Solutions, Inc. ("Lessee").

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14-19):

1.   Property Leased.

    Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

2.  Term.

    On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.   Rent and Payment.

    Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.   Selection; Warranty and Disclaimer of Warranties.

    4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any remittance upon statements made by the Lessor.

    4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.   Title; Relocation or Sublease; and Assignment.

    5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any items or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

    5.2 Relocation or sublease. Upon prior written consent, Lessee may relocate Equipment to any Location within the continental United States provided
(i) the Equipment will not be used by an entity exempt from federal income tax,
(ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

    Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such Initial Term of the applicable Schedule, Lessee will remain obligated upon the expiration of the initial Term to return such

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Equipment, or, at Lessor's sole discretion to (i) return like Equipment or (ii)
negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to Section 2.

    No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

    5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

    (a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

    (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim,

    (c) Subject to and without impairment of Lessee's Leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease; Taxes and Fees.

    6.1 Net Lease. Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

    6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7. Care, Use and Maintenance; Attachments and Reconfigurations; and Inspection by Lessor.

    7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment are eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until rectification has been obtained.

    7.2 Attachments and Reconfigurations. Upon receiving the prior written consent of Lessor, Lessee may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment, Lessee will, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of reconfiguration will be accessions to the Equipment.

7.3 Inspection by Lessor. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. Representations and Warranties of Lessee. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

    (a) The Lessee is a corporation duly organized and validly existing in good standing under the taws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such



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         qualification; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under such Lease.

    (b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duty authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Certificate of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms.

    (c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

    (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable Law.

    (e) The Lessee has no material Liabilities or obligations, absolute or contingent (individually or in the aggregate), except the Liabilities and obligations of the Lessee as set forth in the Financial Statements and Liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

    (f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

    (g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.  Delivery and Return of Equipment.

    Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitations expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at its address set forth herein or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be Limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10.  Labeling.

    Upon request, Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.  Indemnity.

    Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable Attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage Liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.   Risk of Loss.

    Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or Loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or

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expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution of any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

  Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that Loss to Lessor and Lessee will, at Lessor's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13.  Default, Remedies and Mitigation.

    13.1 Default. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

    (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) days after written notice; or

    (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) days after written notice; or

    (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency Law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the Liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

    (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

    13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

    (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

    (b)  recover from Lessee any damages and or expenses, including Default
         Costs;

    (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

    (d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being Liable to Lessee for damages due to the repossession, except those resulting from Lessors, its assignees', agents' or representatives' negligence; and

    (e)  pursue any other remedy permitted by law or equity.

    The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.


    13.3  Mitigation.  Upon return of the Equipment pursuant to the terms of
Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSORS RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private
sale for cash or credit with the privilege of purchasing the Equipment.   The
proceeds from any sale, Lease or other disposition of the Equipment are defined as either:

    (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

    (b) if leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the initial Term, less the Default Costs.


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Any proceeds will be applied against Liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. Additional Provisions.

    14.1 Board Attendance. Lessor or its duly appointed representative will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Lease.

    14.2 Financial Statements. Lessee will provide to Lessor the financial statements specified in this Section, prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"); provided, however, after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Lessee will provide to Lessor (i) as soon as practicable (within thirty (30) days) after the end of each month, the same information which Lessee provides to its Board of Directors, but which will include not Less than a monthly income statement, balance sheet and statement of cash flows, certified by Lessee's Chief Executive or Financial officer to be true and correct; and (ii) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or Loss, retained earnings or deficit and changes in the financial position and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations.

    14.3 Obligation to Lease Additional Equipment. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the Lender or any secured party to demand immediate payment of the indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease.

    14.4 Merger and Sate Provisions. Lessee will notify Lessor of any proposed Merger at (east sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Tern)(s) of all Schedules, and will return the Equipment in accordance with Section 9.

    14.5 Entire Agreement. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE
PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

    14.6 No Waiver. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

    14.7 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

    14.8 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

    14.9 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the receiving party.

    14.10 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO

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CONFLICT OF LAW PROVISIONS.  NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF
THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

    14.11 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, Legal and enforceable provision that is closest to the original intention of the parties.

    14.12 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

    14.13 Nonspecified Features and Licensed Products. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee, provided that Lessee will not unreasonably delay the removal of such features.

    Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

    14.14 Additional Documents. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with a purchase price in, excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

    14.15 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

    14.16 Lessor's Right to Match. Lessee's rights under Section 5.2 and 7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee will obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

    14.17 Landlord/Mortgagee Waiver. Lessee agrees to provide Lessor with a Landlord/Mortgages Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

    14.18 Equipment Procurement Charges/Progress Payments. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Lease.

    14.19 Definitions.

ADVANCE - means the amount due to Lessor by Lessee upon Lessee's execution of each Schedule.

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

ATTACHMENT - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

CASUALTY LOSS - means the irreparable Loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT CERTIFICATE - means the Lessor provided certificate which must be signed by Lessee within ten (10) days of the Commencement Date as requested by Lessor.
COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

EQUIPMENT - means the property described on a Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule but not including any Attachment.
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EVENT OF DEFAULT    means the events described in Subsection 13.1.

FAIR MARKET Value means the aggregate amount which would be obtainable in an arm's length transaction between an informed and written buyer/user and an informed and writing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INSTALLATION DATE - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the initial Term.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is Lien free and of the same model, type, configuration and manufacture as Equipment.

LIKE PART - means a substituted part which is then free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment.

MERGER - means any consolidation or merger of the Lessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets of the Lessee to any other person or entity or any stock acquisition of the Lessee by any other person or entity.

NOTICE PERIOD - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

OVERDUE RATE - means the lesser of five percent (5%) of the payment due or the maximum rate permitted by the taw of the state where the equipment is located.

OWNER - means the owner of Equipment.

RECONFIGURATION - means any change to equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

RENT - means the rent, including interim Rent, Lessee will pay for each item of Equipment expressed in a Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT SCHEDULE - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means an Equipment Schedule which incorporates all of the terms and conditions of this Master Lease and, for purposes of Section 14.12, its associated Commencement Certificate(s).

SECURED PARTY - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.


IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

ENDOCARDIAL SOLUTIONS, INC.            COMDISCO, INC.
as Lessee                              as Lessor

By:                                    By:
   ------------------------------          -----------------------------------
          James Bullock                              K.A. Halverson

Title:                                 Title:
      --------------------------              ------------------------------
       President & CEO                               President

By:
    ---------------------------
        Leota Paulsen

Title:
       ------------------------
        Controller

                                 EXHIBIT A
                          (MULTIPLE QUARTER DELIVERY

SCHEDULE NO.  VL-1

                                                 DATED AS OF NOVEMBER  15, 1994

TO MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 15, 1994  (-MASTER LEASE")

LESSEE:   ENDOCARDIAL SOLUTIONS, INC.           LESSOR:  COMDISCO, INC.

ADMIN.CONTACT/PHONE NO.:                 ADDRESS FOR ALL NOTICES:

Leota Paulsen - Controller               6111 North River Road
phone (612) 644-7890                     Rosemont, IL 60018
fax (612) 644-7897                       Attn:  Venture Lease Division

ADDRESS FOR NOTICES:
1350 Energy Lane, Suite 110
St. Paul, MN 55108-5254
Attn: Leota Paulsen


CENTRAL BILLING LOCATION:                PAYING AGENT
            same as above                Comdisco, Inc.
                                         P.O. Box 91744
                                         Chicago, Illinois 60693


Attn.:

Lessee Reference No.:______________
         (24 digits maximum


LOCATION OF EQUIPMENT:                   INITIAL TERM:  36 MONTHS

         same as above                   LEASE RATE FACTOR:  3.20%

Attn:


EQUIPMENT (as defined below):            ADVANCE: $22,400.00



  Item                           Machine Type/                 Serial
  No.        Qty   Manufacturer    Feature      Description    Number    Rent
  --         ---   ------------    -------      -----------    ------    ----

         Provided Lessee successfully completes a round of equity financing of at least $5 million ("Equity Round"), then Lessor shall finance Equipment specifically approved by Lessor up to an aggregate purchase price of $700,000.00 which shall be delivered to and accepted by Lessee commencing on the closing date of the Equity Round and continuing for 12 months thereafter and for which Lessor receives vendor Invoices approved for payment not including upgrades thereto and further excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, molds and fungible item 3,- provided, however, $200,000.00 of the $700,000.00 can be used for software and leasehold improvements. After the initial six months of the twelve month take down period, Lessor shall have the right to review Lessee's financial condition and progress, and at Lessor' a option and discretion the take down period shall be extended an additional six months beyond the initial six month period at the same terms and conditions as contained in this equipment schedule.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.-

2.  EQUIPMENT PURCHASE

    Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include at I Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

    (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

    (ii)   SALE-LEASEBACK EQUIPMENT.  NONE

    (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.  COMMENCEMENT DATE

    The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with invoices containing the Equipment Location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.   Option to Extend

    So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not Less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5. Purchase Option

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred twenty (120) days prior to the expiration of the initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment Listed herein for a purchase price not to exceed 25% of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shalt be paid to Lessor at Least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any Licensed software will not be considered part of the Equipment.

6.  Special Terms

    The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

    a.   Section 2, "Term"

         In tine 1 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 2 after the word "begin", add the words "on the first day of the next Rent Interval".

    b.   Section 3, "RENT AND PAYMENT"

         In line 2 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

         In line 4 after the words "on the Schedule", add the words "not to exceed one month's Rent".

    c.   Section 5.1, "Title"

         In line 5 after the word "appropriate", delete the period and add the words "provided Lessor promptly advises Lessee in writing, except as provided in Sections 5.2 and 7.2."

    d.   Section 5.2, "RELOCATION OR SUBLEASE"

         In Line 1 before the word "consent", delete the word "reasonable"; after the words "Secured Party", add the words ", which consent shall not be unreasonably withheld".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    e.   Section 5.3, "ASSIGNMENT BY LESSOR"

         At the end of subsection (a), delete the word "and"
         At the end of subsection (b), add the word "and".

    f.   Section 7.1, "CARE, USE AND MAINTENANCE"

         To the end of this Section, add the followirg:

         Lessor agrees that Lessee may self-maintain Equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained Equipment."

    g.   Section 7.2, "ATTACHMENTS AND RECONFIGURATIONS"

         In Line 1 after the word "Lessor", add the words "which consent shall not be unreasonably withheld".

    h.   Section 8, "REPRESENTATIONS AND WARRANTIES OF LESSEE"

         To the end of subsection (b), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies."

    i.   Section 12, "RISK OF LOSS"

         In Line 8 of the first paragraph after the word "will", insert the words "upon request,".

         In line 3 of the second paragraph after the word "will", insert the words within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    j.   Section 13.1 (c) "DEFAULT"

         In line 1 delete the word "failure" and replace with the word
         "inability"

    k.   Section 13.2, "REMEDIES"

         In line 1 before the word "notice", insert the word "written".

    l.   Section 13.3, "MITIGATION"

         In tine 1 of subsection (b), delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%)"; in Line 2 after the words "Initial Term", add the words "or any extension thereof,".

    m.   Section 14.1, "BOARD ATTENDANCE"

         In Line 1 after the word ",attend". insert the words "up to two (2) per year of"; and in line 2 after the word "meetings", insert the words "up to the expiration of the lease term".

    n.   Section 14.2, "FINARCIAL STATEMENTS"

              In Line 15, delete the words "tax returns".

    o.   Section 14.3, "OBLIGATION TO LEASE ADDITIONAL EQUIPMENT"

         In clause (ii), delete the words "would allow" and replace with the words "has caused"; at the end of clause (ii), insert the word "; or"; at the end of clause (iii), delete the word "; or" and replace with a period; delete clause (iv) in its entirety.

    p.   Section 14.4, "MERGER AND SALE PROVISIONS"

         In line 5 after the word "documentation", insert the words "reasonably requested and".

    q.   Section 14.7, "BINDING NATURE"

         To the end of this Section, add the words "except with the prior written consent of Lessor and as provided in Section 5.2".

    r.   Section 14.8, "SURVIVAL OF OBLIGATIONS"

         In line 4, insert the word "and" between the words "execution" and "delivery", delete the words "expiration or termination of this Master Lease", and add the words "and the agreements and obligations provided in Sections 6.2 and 11 of this Master Lease shall survive the termination of the Master Lease".

    s.   Section 14.19, "DEFINITIONS"

         In line 2 of the definition "Casualty Value" after the word "term", add the words "discounted to present Value using a rule of six percent (6%)".

         To the end of the definition "Installation Date", add the words ", and Lessee has executed an acceptance certificate".

         In line 1 of the definition "Overdue Rate", delete the words, "the
         Lesser...        payment due" and insert the words "interest at the
         Lesser of 18% per  annum"

         In line 1 of the definition "Rent", delete the words", including interim Rent,".

         In Line 1 of the definition "Schedule" after the words "Equipment Schedule", insert the words "substantially in the form of Exhibit A"


Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease including, without Limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

Endocardial Solutions, Inc.            COMDISCO MEDICAL EQUIPMENT GROUP, INC.
as Lessee                              as Lessor

By:                                    By:
   ------------------------------          -----------------------------------
          James Bullock                              K.A. Halverson

Title:                                 Title:
       --------------------------             --------------------------------
          President & CEO                             President

By:
     ----------------------------
        Leota Paulsen

Title:
        -------------------------
        Controller

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE


This Certificate dated  ________  is executed pursuant to Schedule No.  _____
to the Master Lease Agreement dated    __________between Comdisco, Inc.
("Lessor") and ("Lessee").     All of the terms, conditions, representations and
warranties of the Master Lease and Schedule No. _____     are incorporated
herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.


1.  EQUIPMENT:

                  EQUIPMENT
    QTY   MFGR    TYPE/MODEL       SERIAL #       LOCATION

           (See attached Invoices)

2   DATE:     (See attached invoices)

3.  INITIAL TERM STARTS ON:

4.  TOTAL EQUIPMENT COST:

5.  RENT:

6.  REPRESENTATIONS OF LESSEE:

    Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date

                    MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT dated Nov 15, 1994 by and between COMDISCO MEDICAL EQUIPMENT GROUP, INC. ("Lessor") and ENDOCARDIAL SOLUTIONS, ("Lessee").

IN CONSIDERATION of the mutual agreements described below the parties agree as follows (all capitalized terms are defined in Section 14.13):

 1. PROPERTY LEASED AND DEPOSIT.
         1.1 PROPERTY LEASED. Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

         1.2 DEPOSIT. Upon the execution of an applicable Schedule, Lessee will pay to Lessor a Deposit. So long as Lessee is not in default of the applicable Schedule, Lessor will return the Deposit to Lessee upon the expiration of the lease term for all items of Equipment leased under the applicable Schedule. No interest will be payable by Lessor to Lessee on the Deposit.

 2. Term.
       On the Commencement Date Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

 3. Rent and Payment.
       Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate.

  4. Selection and Warranty and Disclaimer of Warranties.
         4.1 SELECTION. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor.

         4.2 WARRANTY AND DISCLAIMER OF WARRANTY Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturers warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION. THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. ITS COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessor is not responsible for any liability, claim loss damage or expense of any kind (including strict inability in loss) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

 5.  Title and Assignment.
         5.1 TITLE. Lessee holds the Equipment subject and subordinate to the rights of the Owner. Lessor any assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Except as provided in Sections 5.2 and 7.2, Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

         5.2 RELOCATION OR SUBLEASE. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided
(i) the Equipment will not be used by an entity exempt from federal income tax and (if) all additional costs (including any administrative fees additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

         Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral security. (iv) Lessee's obligation to maintain and insure the Equipment is not altered. (v) all financing statements required to continue the Secured Party's prior acted security interest, are filed and the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a Term extending beyond the expiration of such Initial Term of the applicable Schedule, Lessee shall remain obligated upon the expiration of the Initial Term to return such Equipment, or, at Lessor's sole discretion to
(i) return Like Equipment of (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to Section 2.

         No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the applicable Schedule.

         5.3 ASSIGNMENT BY LESSOR. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event the term Lessor will mean the Assignee and any Secured Party. However. any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

              (a) The Secured Party will be entitled to exercise all of Lessor's rights. but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent, payable under the Schedule;

              (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim: and

              (c) Subject to and without impairment of Lessee's leasehold rights in Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

    6.  Net Lease and Taxes and Fees.
         6.1 NET LEASE. Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

         6.2 TAXES AND FEES. Lessee will pay when due or reimburse Lessor to all taxes. fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days at receipt of an invoice.

7. Care, Use and Maintenance, Attachments and Reconfigurations, Inspection by Lessor, Records and Operating Regulations.

         7.1 CARE, USE AND MAINTENANCE. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and upon request will provide Lessor with a complete copy of that contract. Lessee's obligation regarding the maintenance of the Equipment will include, without limitation, all maintenance and repair, recommended or advised either by the manufacturer, government agencies or regulatory bodies and those commonly performed by prudent business and/or professional practice. Upon return of the Equipment, Lessee will provide a letter from the manufacturer certifying that the Equipment meets all current specifications of the manufacturer, is in compliance with all pertinent governmental or regulatory rules, laws or guidelines for its operation or use, is qualified for the manufacturer's maintenance contract and is at then current release, revisions and engineering change levels. If Lessee has the Equipment maintained by a party other than the manufacturer. Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to identify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until rectification, has been obtained.

         7.2 ATTACHMENTS AND RECONFIGURATIONS. Upon prior written notice to Lessor, Lessee may reconfigure and install Attachments on the Equipment.
    In the event of ice a Reconfiguration or Attachment, Lessee shall, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order. repair and appearance as when installed (normal wear and tear excluded). If any parts are removed from the Equipment during the Reconfiguration or Attachment, the restoration will include, at Lessee's option, the installation of either the original removed parts or Like Parts. Alternatively. with Lessor's prior written consent which will not be unreasonably withheld. Lessee may return the Equipment with any Attachment or upgrade, if any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration shall be accessions to the Equipment.

    However, if the Reconfiguration or Attachment (i) adversely affects
Lessor's tax benefits relating to the Equipment; (ii) is not capable of being removed without causing material damage to the Equipment: or (iii) if at the time of the Reconfiguration or Attachment the manufacturer does not offer on a commercial basis a means for the removal of the additional items; then such Reconfiguration or Attachment is subject to the prior written consent of Lessor.

         7.3 INSPECTION BY LESSOR. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

         7.4 RECORDS. All instruction manuals, published statements of capabilities and technical specifications, service. maintenance and repair records, satisfaction. qualification, certification and calibration reports and other printed material supposed by the manufacturer and related to the installation and operation of the Equipment will be deemed a part of the Equipment and Lessee agrees to provide such to Lessor upon request.

         7.5 OPERATING REGULATIONS. Lessee warrants that Equipment will be installed used and operated and otherwise be in compliance with (a) any established operating procedures therefore of the manufacturer, and all statues, regulations and orders of any governmental body having power to regain the Equipment or its use. Lessee agrees that adherence to such installation use, operation and compliance will be the sole obligation of the Lessee. Lessee will obtain such licensing and registration of the Equipment as required by Federal, state or local law or regulation. Any costs of such compliance, licensing and registration will be determined by Lessee. Lessee further warrants that the Equipment will be operated only by qualified personnel who are covered by professional liability insurance in amounts and against risks customarily insured against in the medical field.

8.  Representations and Warranties of Lessee.

    Lessee represents and warrants that for the Master Lease and each Schedule:
     (a) The execution delivery and performance of the Lessee have been duly authorized by all necessary corporate action;
     (b)  The individual executing was duly authorized to do so:
     (c) The Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee enforceable in accordance with their terms; and
     (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

9.  Delivery and Return of Equipment.
    Lessee assumes the full expense of transportation and in-transit insurance to Lessee's premises and for installation of the Equipment. Upon expiration or termination of each Schedule, Lessee will, at Lessor's instructions and at Lessee's expense (including transportation and in-transit insurance), have the Equipment deinstalled, audited by the manufacturer, packed and shipped in accordance with the manufacturer's specifications and returned to Lessor in the same operating order repair and appearance as when installed and maintained pursuant to Section 7 hereof, (ordinary wear and tear excluded), to a location within the continental led States as directed by Lessor. All items returned to Lessor in addition to the shipment become property of Lessor.

10. Labeling.
    Upon request Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or Labeling which might be interpreted as a claim of ownership.

11. Indemnity and Liability Insurance.
         11.1 INDEMNITY. Lessee will indemnify and hold Lessor, its parent company, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses. damages and liabilities including reasonable attorney's fees arising out of the ownership (for strict liability in tort only). selection, possession. leasing, operation. control, use maintenance. delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

         11.2 LIABILITY INSURANCE. Effective upon delivery of the Equipment under the applicable Schedule and during the continuance of the Master Lease as to the applicable Schedule, Lessee will, at its own expense, carry and maintain comprehensive general liability insurance including product and completed operations liability insurance with regard to each item of Equipment against risks customarily insured against in the medical field. Such risks will include, without limitations the risks of death, bodily injury and property damage associated with the Equipment. The amount of such general liability insurance will not be less than $3,000,000.00 per occurrence. Lessee agrees to increase the amount of such comprehensive general liability insurance to remain current with amounts customarily carried against such risks in the medical field. Such uninsurance obligations of Lessee will survive the expiration or other termination of the applicable Schedule with regard to claims which relate back to events occurring during the lease term of the applicable Schedule. All policies for such insurance will name the Lessor, its parent company. any Assignee and any Secured Party as additional insured and will provide for at least thirty (30) days prior written notice to Lessor of cancellation or expiration. The Lessee will furnish appropriate evidence of Such insurance.

12.  Risk of Loss.
     Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility or all risks of physical damage to or loss of destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party additional insured and as loss payee and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration the Lessee will furnish. appropriate evidence of such insurance.

  Lessee shall promptly repair any damaged item of Equipment unless such Equipment has suffered a Casually Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessor's option either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13. Default, Remedies and Mitigation.
         13.1 DEFAULT. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

    (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for then (10) days after written notice; or

    (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder it that failure or inaccuracy continues for fifteen (15) days after written notice; or

    (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

    (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party

         13.2 REMEDIES, Upon the Occurrence of any of the above Events of Default Lessor, at its option, may:

    (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity:

    (b) recover from Lessee any damages and or expenses, including Default costs;

    (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty

    (d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees'. agents' or representatives' negligence; and

    (e)  pursue any other remedy permitted by law or equity.

         The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

         13.3 MITIGATION. Upon return of the Equipment pursuant to the terms of Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to renegotiate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES 0R MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other inspection of the Equipment are defined as either:

    (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market value of the Equipment at the expiration of the initial Term less the Default costs; or

    (b) if leased, the present value (discounted at three points over the prime rate as referenced in the WALL STREET JOURNAL at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

All proceeds will be applied against liquidated damages and all other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. Additional Provisions.
         14.1 ENTIRE AGREEMENT. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders.
ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

         14.2 NO WAIVER. No action taken by Lessor or Lessee shall be deemed to constitute a waiver of compliance with any representation warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

         14.3 BINDING NATURE. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

         14.4 SURVIVAL OF OBLIGATIONS. All agreements, obligations including. but not limited to those arising under Section 6.2.
representations and warranties contained its Master Lease, any Schedule or in any document delivered in connection with agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

         14.5 NOTICES. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Medical Equipment Lease Administrator" or Lessee, at in the address set out in the Schedule or. one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

         14.6 APPLICABLE LAW. THIS MASTER LEASE HAS BEEN AND EACH SCHEDULE WILL HAVE BEEN MADE EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

         14.7 SEVERABILITY. If any one or more of the provisions of this Master Lease or a Schedule is for any reason held invalid, illegal or unenforceable. the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

         14.8 COUNTERPARTS. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked Secured Party's Original can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

         14.9 NONSPECIFIED FEATURES AND LICENSED PRODUCTS. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee. provided that Lessee will not unreasonably delay the removal of such features.

    Lessee shall obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the licensed products as confidential information of the owner to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

         14.10 ADDITIONAL DOCUMENTS. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with an aggregate Rent in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel regarding the representations and warranties in
Section 8. Lessee will furnish, upon request, audited financial statements for the most recent period.

         14.11 ELECTRONIC COMMUNICATIONS. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

         14.12 LESSORS RIGHT TO MATCH. Lessee's rights under Section 5.2 and 7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee shall obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

         14.13 DEFINITIONS.

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

ATTACHMENT - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, it a Casualty Value Table is attached to the relevent Schedule its terms will control.

COMMENCEMENT CERTIFICATE - means the Lessor provided certificate which must be signed by Lessee within ten days of the Commencement Date as requested by Lessor.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs reselling in a Lessee default or Lessor's enforcement of its remedies.

DEPOSIT - means an amount indicated on the applicable Schedule.

EQUIPMENT - means the property described on a Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule but not including any Attachment.

EVENT OF DEFAULT - means the events described in Subsection 13.I.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INSTALLATION DATE - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

LNTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

LICENSED PRODUCTS - means any software or other licensed products attached, to Like Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model. type, configuration and manufacture as Equipment.

LIKE PART -means a substituted part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment, will be eligible for maintenance coverage with the manufacturer of the Equipment.

NOTICE PERIOD - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

OVERDUE RATE - means the lesser of 18% per year or the maximum rate permitted by the law of the state where the Equipment is located.

OWNER - means the owner of Equipment.

RECONFIGURATION - means any change to Equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

RENT - means the rent. including Interim Rent, Lessee will pay for each item of Equipment expressed in a Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule.

SCHEDULE - means an Equipment Schedule which incorporates all of the terms and conditions of this Master Lease and, for purposes of Section 14.8, its associated Commencement Certificate(s).

SECURED PARTY - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of TIRE CLAY and year first above written.

Endocardial Solutions, Inc.            COMDISCO MEDICAL EQUIPMENT GROUP, INC.
as Lessee                              as Lessor

By:                                     By:
     ---------------------------            ----------------------------------
          James Bullock                              K.A. Halverson

Title:                                  Title:
     ---------------------------            ----------------------------------
          President & CEO                             President

By:
     ---------------------------
        Leota Paulsen

Title:
       --------------------------
        Controller

                                    EXHIBIT A
                            (MULTIPLE QUARTER DELIVERY
SCHEDULE NO.  ME-1
                                                  DATED AS OF NOVEMBER  15, 1994

TO MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 15, 1994     (-MASTER LEASE")

LESSEE:   ENDOCARDIAL SOLUTIONS, INC.             LESSOR:  COMDISCO MEDICAL
                                                           EQUIPMENT GROUP, INC.

ADMIN.CONTACT/PHONE NO.: 612-644-7890             ADDRESS FOR ALL NOTICES:

ADDRESS FOR NOTICES:

1350 Energy Lane, Suite 110                       6111 North River Road
St. Paul, MN 55108-52S4                           Rosemont, IL 60018
Attn: Leota Paulsen                               Attn:  Venture Lease Division

Attn:

CENTRAL BILLING LOCATION:                         Advance:  $16,000.00

Attn:

Lessee Reference No.:_____________________        Lease Rate Factor:  3.20%


                    (24 digits maximum

Location of Equipment:

Various

EQUIPMENT (as defined below):          Initial Term:  36 months

    Item                       Machine Type/                 Serial
    No.    Qty  Manufacturer   Feature        Description    Number    Rent
    ---    ---  ------------   -------        -----------    ------    ----

Provided Lessee successfully completes a round of equity financing of at Least $5,000,000.00 ("Equity Round") then Lessor shall finance demo units assembled by Lessee specifically approved by Lessor up to an aggregate purchase price of $500,000.00 which shall be delivered to and accepted by Lessee commencing an the closing date of the Equity Round and continuing for twelve months thereafter;, and for which Lessor receives vendor invoices approved for payment, not including upgrades thereto, and further excluding leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, stand-alone' software, application software bundled into computer hardware, hand-held items, molds and fungible Items. After the initial six months of the twelve month take down period, Lessor shall have the right to review Lessee's financial condition and progress, and at Lessor's option and discretion the take down period shall be extended an additional six months beyond the initial six month period at the same terms and conditions as contained in this equipment schedule.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.  EQUIPMENT PURCHASE

    Lessee acknowledges that it has either received or approved Lessor's purchase Documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

    (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

    (ii)   SALE-LEASEBACK EQUIPMENT.  NONE

    (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.  COMMENCEMENT DATE

    The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.  OPTION TO EXTEND

    So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.  PURCHASE OPTION

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed 25% of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.  SPECIAL TERMS

    The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

    a.   Section 1.2, "Deposit"

         Delete this Section in its entirety and replace with the following:

         "Upon Lessee's execution of this Schedule, Lessee will pay the additional Advance specified in the Schedule, not to exceed one month's rent. The Advance will be credited towards the final rent payment if Lessee is not then in default. No interest will be paid on the Advance."

    b.   Section 2, "Term"

         In line 2 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 3 after the word "begin", add the words "on the first day of the next Rent Interval".

    c.   Section 3, "Rent and Payment"

         In line 3 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

    d.   Section 5.1, "Title"

         In line 6 after the word "appropriate", add the words "provided Lessor promptly advises Lessee in writing".

    e.   Section 5.2, "Relocation or Sublease",

         In line 1, delete the word "notice', and add the words "consent, which consent shall not be unreasonably withheld".

         In lines 2 and 3, delete the words "(i) the Equipment will not be used by an entity exempt from federal income tax and (ii)".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    f.   Section 5.3, "Assignment by Lessor"

         At the end of paragraph (a), delete the word "and" At the end of paragraph (b), add the word "and".

    g.   Add the following as new Section 6.3, "Tax Indemnification":

         "It is understood by the parties hereto that some of the Equipment listed on this Equipment Schedule will be re-located at Lessee's customer's premises outside the U.S. Lessee hereby indemnifies
          Lessor for any additional taxes, fees, imposts, charges or other impositions ("Additional Costs") associated with location outside the U.S. of the Equipment and or payment of rent to Lessor. Additional Costs include, without limitation, any and all withholding taxes, VAT, customs fees, transfer taxes, and duties. Lessee hereby agrees that Lessor will not be considered importer of record at any time. All necessary documentation to make equipment to move equipment between countries will clearly state that Lessee is the importer of record."

    h.   Section 7.1, "Care, Use and Maintenance"

         In line 11, delete the word "manufacturer" and add the word "Lessee".

         To the end of this Section, add the following:

         Lessor agrees that Lessee may self-maintain equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained equipment.

    i.   Section 7.2, "Attachments and Reconfigurations"

         In line 1, delete the word "notice" and insert the words "consent, which consent shall not be unreasonably withheld".

    j.   Section 8, "Representations and Warranties of Lessee"

         To the end of paragraph (c), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies"

    k.   Section 9, "Delivery and Return of Equipment"

         To the end of this section, add the following:
         Lessor understand that Lessee is assembling component parts which will ultimately be in the Equipment, and as such Lessor will accept a letter from the Lessee not the manufacturer as it relates to the auditing, and shipment specifications of the Equipment. Lessee hereby agrees that it will use customary and reasonable standards used for equipment of this type when de-installing, auditing, and shipping the Equipment.

    l.   Section 12, "Risk of Loss"

         In line 7 of the first paragraph after the word "expiration", delete the period and insert the words "and will insure Lessor's interests regardless of breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primarily without right of contribution from any insurance effected by Lessor."

         In line 7 of the first paragraph after the word "will", insert the words ", upon request".

         In line 3 of the second paragraph after the second appearance of the word "will" insert the words ", within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    m.   Section 13.1 "Default"

         In line 2 of paragraph (a) , delete the word and number "ten (10)" and add the word and number "five (5)".

         In line 1 of paragraph (c), delete the word "failure" and replace with the word "inability".

    n.   Section 13.2, "Remedies"

         In line 1 of paragraph (c) before the word "notice", insert the word "written".

    o.   Section 13.3, "Mitigation"

         In line I of paragraph (b), delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%)"; in line 2 after the words "Initial Term", add the words "or any extension thereof,".

    p.   Section 14.3, "Binding Nature"

         To the end of this Section, delete the period and add the words "except with the prior written consent of Lessor as provided in
         Section 5.2."

    q.   Section 14.4, "Survival of Obligations"

         In line 1, delete the words "including but not limited to those" and insert the words "as well as in Section 11" after the words" arising under Section 6.2 of this Master Lease".

    r.   Section 14.13, "Definitions"

         In line 1 of the definition "Casualty Value" after the word "term", add the words "discounted to present value using a rule of six percent (6%)".

         To the end of the definition "Installation Date", add the words ", and Lessee has executed an acceptance certificate".

         In line 1 of the definition "Rent", delete the words ", including Interim Rent,".

         In line 1 of the definition "Schedule" after the words "Equipment Schedule", insert the words "substantially in the form of Exhibit A".

    s.   Add the following new sections:

         "Section 14.14, "Obligation to Lease Additional Equipment"

    Upon notice to Lessee, Lessor will not be obligated to lease any equipment which would have a Commencement Date after said notice, if (i) Lessee is in default under this Master Lease or any Schedules, or (ii) Lessee is in default under any loan agreement , the result of which has caused the lender or any secured party to demand immediate repayment of the indebtedness."

    "Section 14.15, "Merger and Sale Provisions"

    Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation reasonably requested and provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9.11

    "Section 14.16, "Financial Statements"

    Lessee will provide to Lessor the financial statements specified in this Section, prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements',); provided, however, after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Lessee will provide to Lessor (i) as soon as practicable (within thirty (30) days) after the end of each month, the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows, certified by Lessee's Chief Executive or Financial officer to be true and correct; and (ii) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable) , and related statements of income or loss, retained earnings or deficit and changes in the financial position and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including but not limited to, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee Is continuing ability to meet financial obligations.,,

    "Section 14.17, "Contingency"

    The financing of this Equipment Schedule is contingent upon Lessee executing a blanket lien, giving Lessor a first priority security interest in all of Lessee's intangible and tangible assets up to lesser of all outstanding obligations (including, without limitation, principal, interest, and taxes) due under this Master Lease or $500,000.00 (the "Secured Amount") provided the Lessee may substitute for the first priority security interest in such assets by providing to Lessor a first priority security interest in cash, certificates of deposit, marketable securities and the like reasonably acceptable to the Lessor in an amount equal to the Secured Amount.*

Master Lease: This Equipment Schedule is issued pursuant to the Master Lease identified on page I hereof. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Equipment Schedule. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8 thereof) except as modified herein.

Endocardial Solutions, Inc.               COMDISCO MEDICAL EQUIPMENT GROUP, INC.
as Lessee                                 as Lessor

By:                                       By:
     ---------------------------------        ----------------------------------
          James Bullock                              K.A. Halverson

Title:                                    Title:
       ------------------------------           ------------------------------
          President & CEO                             President

By:
       -----------------------------
        Leota Paulsen

Title:
       -----------------------------
        Controller


*Section 11.2, "Liability Insurance"
It is the understanding of lessee and lessor that, not withstanding the terms of this section to the contrary, lessee shall not be required to obtain product liability insurance until such time as lessee begins operation of Equipment with human subjects.

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE


    This Certificate dated November 15, 1994 is executed pursuant to Schedule No. ME-1 to the Master Lease Agreement dated November 15, 1994 between Comdisco Medical Equipment Group, Inc. ("Lessor") and Endocardial Solutions, Inc. ("Lessee"). All of the terms, conditions, representation and warranties of the Master Lease Agreement and Equipment Schedule No. ME-1 are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.  EQUIPMENT:

                              EQUIPMENT
    QTY         MFGR          TYPE/MODEL         SERIAL #          LOCATION


        (See attached Invoices)

2   DATE:     (See attached invoices)

3.  INITIAL TERM STARTS ON:

4.  TOTAL EQUIPMENT COST:

5.  RENT:

6.  REPRESENTATIONS OF LESSEE:

    Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date

                                      EXHIBIT A

                                  MEDICAL EQUIPMENT

EQUIPMENT SCHEDULE NO.  ME-2                       DATED AS OF  October 28, 1996

TO MASTER LEASE AGREEMENT DATED AS OF November 15, 1994 ("MASTER LEASE")

LESSEE:  ENDOCARDIAL SOLUTIONS, INC.             LESSOR:   COMDISCO MEDICAL
                                                 EQUIPMENT GROUP, INC.
ADMIN. CONTACT/PHONE NO.: 612-644-7890

ADDRESS FOR NOTICES:                             ADDRESS FOR ALL NOTICES:

1350 Energy Lane, Suite 110                      6111 North River Road
St. Paul, MN 55108-5254                          Rosemont, Illinois 60018
Attn:    Leota Paulsen                           Attn:   Marketing Support
                                                         Corporate


ATTN:

CENTRAL BILLING LOCATION:                        ADVANCE:  $12,540.00

ATTN:

LESSEE REFERENCE NO.:
                          (24 digits maximum)    LEASE RATE
                                                 FACTOR:          3.135%


LOCATION OF EQUIPMENT:

various

                                                 INITIAL

                                                 TERM:     36 months

EQUIPMENT (as defined below):

ITEM                          MACHINE TYPE/                  SERIAL    QUARTERLY
NO.    QTY.   MANUFACTURER    FEATURE          DESCRIPTION   NUMBER    RENT
--     ----   ------------    -------          -----------   ------    ----

Lessor shall finance demo units assembled by Lessor specifically approved by lessor up to an aggregate purchase price of $400,000.00 which shall be delivered to and accepted by Lessee during the period from the date hereof through July 31, 1997, and for which Lessor receives vendor invoices approved for payment, not including upgrades thereto, and further excluding leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand-held items, molds and fungible items.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.       EQUIPMENT PURCHASE

         Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

         (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

         (ii)   SALE-LEASEBACK EQUIPMENT.  NONE

         (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to:
                (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.       COMMENCEMENT DATE

         The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.       OPTION TO EXTEND

         So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.       PURCHASE OPTION

          So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed 25!k of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty
(30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6        SPECIAL TERMS

         The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

    a.   Section 1.2, "Deposit"

         Delete this Section in its entirety and replace with the following:

         "Upon Lessee's execution of this Schedule, Lessee will pay the additional Advance specified in the Schedule, not to exceed one month's rent. The Advance will be credited towards the final rent payment if Lessee is not then in default.

         No interest will be paid on the Advance."

    b.   Section 2, "Term"

         In line 2 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 3 after the word "begin", add the words "on the first day of the next Rent Interval".

    c.   Section 3, "Rent and Payment"

         In line 3 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

    d.   Section 5.1, "Title"

         In line 6 after the word "appropriate", add the words "provided Lessor promptly advises Lessee in writing".

    e.   Section 5.2, "Relocation or Sublease"

         In line 1, delete the word "notice" and add the words "consent, which consent shall not be unreasonably withheld".

         In lines 2 and 3, delete the words "(i) the Equipment will not be used by an entity exempt from federal income tax and (ii)".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    f.  Section 5.3, "Assignment by Lessor"

        At the end of paragraph (a), delete the word "and

        At the end of paragraph (b), add the word "and".

    g.  Add the following as new Section 6.3, "Tax Indemnification":

         "It is understood by the parties hereto that some of the Equipment listed on this Equipment Schedule will be re-located at Lessee's customer's premises outside the U.S. Lessee hereby indemnifies Lessor for any additional taxes, fees, imposts, charges or other impositions ("Additional Costs") associated with location outside the U.S. of the Equipment and or payment of rent to Lessor. Additional Costs include, without limitation, any and all withholding taxes, VAT, customs fees, transfer taxes, and duties. Lessee hereby agrees that Lessor will not be considered importer of record at any time. All necessary documentation to make equipment to move equipment between countries will clearly state that Lessee is the importer of record."

    h.   Section 7.1, "Care, Use and Maintenance"

         In line 11, delete the word "manufacturer" and add the word "Lessee".

         To the end of this Section, add the following:

         Lessor agrees that Lessee may self-maintain equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained equipment."

    i.   Section 7.2, "Attachments and Reconfigurations"

         In line 1, delete the word "notice" and insert the words "consent, which consent shall not be unreasonably withheld".

    j.   Section 8, "Representations and Warranties of Lessee"

         To the end of paragraph (c), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies."

    k.   Section 9, "Delivery and Return of Equipment"

         To the end of this section, add the following:
         Lessor understand that Lessee is assembling component parts which will ultimately be in the Equipment, and as such Lessor will accept a letter from the Lessee not the manufacturer as it relates to the auditing, and shipment specifications of the Equipment. Lessee hereby agrees that it will use customary and reasonable standards used for equipment of this type when deinstalling, auditing, and shipping the Equipment.

    l.   Section 11.2, "Liability Insurance"

         It is the understanding of Lessee and Lessor that, not withstanding the terms of this section to the contrary, Lessee shall not be required to obtain product liability insurance until such time as Lessee begins operation of Equipment with human subjects.

    m.   Section 12, "Risk of Loss"

         In line 7 of the first paragraph after the word "expiration", delete the period and insert the words "and will insure Lessor's interests regardless of breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primarily without right of contribution from any insurance effected by Lessor."

         In line 7 of the first paragraph after the word "will", insert the words upon request".

         In line 3 of the second paragraph after the second appearance of the word "will", insert the words ", within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    n.   Section 13.1 "Default"

         In line 2 of paragraph (a), delete the word and number "ten (10)" and add the word and number "five (5)".

         In line 1 of paragraph (c), delete the word "failure" and replace with the word "inability".

    o.   Section 13.2, "Remedies"

         In line 1 of paragraph (c) before the word "notice", insert the word "written".

    p.   Section 13.3, "Mitigation"

         In line 1 of paragraph (b) , delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%) "; in line 2 after the words "Initial Term", add the words "or any extension thereof,".

    q.   Section 14.3, "Binding Nature"

         To the end of this Section, delete the period and add the words "except with the prior written consent of Lessor as provided in Section 5.2."

    r.   Section 14.4, "Survival of Obligations"

         In line 1, delete the words "including but not limited to those" and
         insert the words "as well as in Section 11" after the   words "arising
         under Section 6.2 of this Master Lease".

    s.   Section 14.13, "Definitions"

         In line 1 of the definition "Casualty Value" after the word "term", add the words "discounted to present value using a rule of six percent (6%)".

         To the end of the definition "Installation Date", add the words "and Lessee has executed an acceptance certificate".

         In line 1 of the definition "Rent", delete the words", including Interim Rent,".

         In line 1 of the definition "Schedule" after the words "Equipment Schedule", insert the words "substantially in the form of Exhibit A".

    t.   Add the following new sections:

        "Section 14.14, "Obligation to Lease Additional Equipment"

         Upon notice to Lessee, Lessor will not be obligated to lease any equipment which would have a Commencement Date after said notice, if
         (i) Lessee is in default under this Master Lease or any Schedules, or
         (ii) Lessee is in default under any loan agreement, the result of which has caused the lender or any secured party to demand immediate repayment of the indebtedness."

        "Section 14.15, "Merger and Sale Provisions"

         Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either
         (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation reasonably requested and provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9."

        "Section 14.16, "Financial Statements"

         Lessee will provide to Lessor the financial statements specified in this Section, prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"); provided, however, after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Lessee will provide to Lessor (i) as soon as practicable (within thirty (30) days) after the end of each month, the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows, certified by Lessee's Chief Executive or Financial officer to be true and correct; and (ii) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or loss, retained earnings or deficit and changes in the financial position and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including but not limited to, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations."

         "Section 14.17, "Contingency"

         The financing of this Equipment Schedule is contingent upon Lessee executing a blanket lien, giving Lessor a first priority security interest in all of Lessee's intangible and tangible assets up to lesser of all outstanding obligations (including, without imitation, principal, interest, and taxes) due under this Master Lease or $400,000.000 (the "Secured Amount") provided the Lessee may substitute for the first priority security interest in such assets by providing to Lessor a first priority security interest in cash, certificates of deposit, marketable securities and the like reasonably acceptable to the Lessor in an amount equal to the Secured Amount.

MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified on page 1 hereof. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Equipment Schedule. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8 thereof) except as modified herein.


    ENDOCARDIAL SOLUTIONS, INC.         COMDISCO MEDICAL GROUP, INC.
    as Lessee                           as Lessor

    By:                                 By:
        -------------------------            -------------------------------
           Leota Pearson                            James Labe

    Title:                              Title:
           ----------------------              ----------------------------
            Controller                              President, Venture Lease
                                                    Division

    Date:                               Date:
          ----------------------               ---------------------------

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE


         This Certificate dated October 28, 1996 is executed pursuant to Schedule No. ME-3 to the Master Lease Agreement dated November 15, 1994 between Comdisco Medical Equipment Group, Inc. ("Lessor") and Endocardial Solutions, Inc. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. ME3 are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.


1.  EQUIPMENT:

                         EQUIPMENT
    QTY        MFGR      TYPE/MODEL            SERIAL #      LOCATION
    ---        ----      ----------            --------      --------

    (See attached Invoices)

2   INSTALLATION DATE:     (See attached invoices)

3.  INITIAL TERM STARTS ON:

4.  TOTAL EQUIPMENT COST:

5.  RENT:

6.  REPRESENTATIONS OF LESSEE:

    Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date

                                      EXHIBIT A

                             (MULTIPLE QUARTER DELIVERY)


SCHEDULE NO.  VL-3
                             DATED AS OF October 28, 1996
      TO MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 15, 1994 ("MASTER LEASE")


LESSEE: ENDOCARDIAL SOLUTIONS, INC.              LESSOR: COMDISCO, INC.

ADMIN.CONTACT/PHONE NO.:                         ADDRESS FOR ALL NOTICES:
Leota Paulsen - Controller                       6111 North River Road
phone (612) 644-7890                             Rosemont, Illinois 60018
fax    (612) 644-7897                            Attn.: Venture Lease Division

ADDRESS FOR NOTICES:
1350 Energy Lane, Suite 110
St. Paul, MN 55108-5254

Attn.:  Leota Paulsen

CENTRAL BILLING LOCATION:                        PAYING AGENT:
    Same as above                                Comdisco, Inc.
                                                 P.O. Box 91744
                                                 Chicago, Illinois 60693
Attn:

Lessee Reference No.:  ______________
                      (24 digits maximum)

LOCATION OF EQUIPMENT:                           Initial Term: 36 months
  same as above

Attn.:

                                                 LEASE RATE Factor: 3.135%

EQUIPMENT (as defined below):          ADVANCE:        $10,972.50


ITEM                            MACHINE TYPE/                  SERIAL
NO.    QTY.    MANUFACTURER     FEATURE         DESCRIPTION    NUMBER    RENT
---    --      --------------   -------         -----------    ------    ----

      Lessor shall finance Equipment specifically approved by Lessor up to an aggregate purchase price of $350,000.00 which shall be delivered to and accepted by Lessee commencing on the date hereof and continuing until July 31, 1997, and for which Lessor receives vendor invoices approved for payment not including upgrades thereto and further excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "Stand-alone" software, molds and fungible items.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.       EQUIPMENT PURCHASE

         Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

    (i)    NEW EQUIPMENT.  Lessor will purchase new Equipment which is specifically approved by Lessor.

    (ii)   SALE-LEASEBACK EQUIPMENT.  NONE

    (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to:
           (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.  COMMENCEMENT DATE

    The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.  OPTION TO EXTEND

    So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.  PURCHASE OPTION

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred twenty (120) days prior to the expiration of the initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the equipment listed herein for a purchase price not to exceed 25% of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.


6.  SPECIAL TERMS

The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:
    a.   Section 2, "TERM"

         In line 1 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 2 after the word "begin", add the words "on the first day of the next Rent Interval".

    b.   Section 3, "RENT AND PAYMENT"

         In line 2 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

         In line 4 after the words "on the Schedule", add the words "not to exceed one month's Rent".

    c.   Section 5.1, "TITLE"

         In line 5 after the word "appropriate", delete the period and add the words "provided Lessor promptly advises Lessee in writing, except as provided in Sections 5.2 and 7.2."

    d.   Section 5.2, "RELOCATION OR SUBLEASE"

         In line 1 before the word "consent", delete the word "reasonable" after the words "Secured Party", add the words
         ", which consent shall not be unreasonably withheld".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    e.   Section 5.3, "ASSIGNMENT BY LESSOR"

         At the end of subsection (a), delete the word "and"

         At the end of subsection (b), add the word "and"

    f.   Section 7.1, "CARE, USE AND MAINTENANCE

         To the end of this Section, add the following:

         Lessor agrees that Lessee may self-maintain Equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained Equipment.

    g.   Section 7.2, "ATTACHMENTS AND RECONFIGURATIONS"

         In line 1 after the word "Lessor", add the words "which consent shall not be unreasonably withheld".

    h.   Section 8, "REPRESENTATIONS AND WARRANTIES OF LESSEE"

         To the end of subsection (b), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies."

    i.   Section 12, "RISK OF LOSS"

         In line 8 of the first paragraph after the word "will', insert the words ", upon request,".

         In line 3 of the second paragraph after the word "will", insert the words ", within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    j.   Section 13.1 (c)"DEFAULT"

         In line 1 delete the word "failure" and replace with the word
         "inability"

    k.   Section 13.2, "REMEDIES"

         In line 1 before the word "notice", insert the word "written".

    l.   Section 13.3, "MITIGATION"

         In line 1 of subsection (b), delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%,)"; in line 2 after the words "Initial Term", add the words "or any extension thereof,".

    m.   Section 14.1, "BOARD ATTENDANCE"

         In line 1 after the word "attend", insert the words "up to two (2) per year of"; and in line 2 after the word "meetings", insert the words "up to the expiration of the lease term".

    n.   Section 14.2, "FINANCIAL STATEMENTS"

         In line 15, delete the words "tax returns".

    o.   Section 14.3, "OBLIGATION TO LEASE ADDITIONAL EQUIPMENT"

         In clause (ii), delete the words "would allow" and replace with the words "has caused"; at the end of clause (ii), insert the word ";or"; at the end of clause (iii), delete the word "; or" and replace with a period; delete clause (iv) in its entirety.

    p.   Section 14.4, "MERGER AND SALE PROVISIONS"

         In line 5 after the word "documentation", insert the words "reasonably requested and".

    q.   Section 14.7, "BINDING NATURE"

         To the end of this Section, add the words "except with the prior written consent of Lessor and as provided in Section
         5.2".

    r.   Section 14.8, "SURVIVAL OF OBLIGATIONS"

            In line 4, insert the word "and" between the words "execution" and "delivery", delete the words "expiration or termination of this Master Lease", and add the words "and the agreements and obligations provided in Sections 6.2 and "of this Master Lease shall survive the termination of the Master Lease".

    s.   Section 14.19, "DEFINITIONS"

         In line 2 of the definition "Casualty Value" after the word "term", add the words "discounted to present value using a rule of six percent (6%)".

         To the end of the definition "Installation Date" add the words ", and Lessee has executed an acceptance certificate".

        In line 1 of the definition "Overdue Rate", delete the words, "the lesser... payment due" and insert the words "interest at the lesser of 18% per annum"

        In line 1 of the definition "Rent", delete the words ", including Interim Rent,".

       In line 1 of the definition "Schedule" after the words "Equipment Schedule", insert the words "substantially in the form of Exhibit A".

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

    ENDOCARDIAL SOLUTIONS, INC.            COMDISCO, INC.
    as Lessee                              as Lessor

    By:                                    By:
        ------------------------              --------------------------
         Leota Pearson                               James Labe

    Title:                                 Title:
          -------------------------               -----------------------
               Controller                         President, Venture Lease
                                                   Division

    Date:                                 Date:
         ---------------------------            -------------------------

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE



    This Certificate dated October 28, 1996 is executed pursuant to Schedule No. _______ to the Master Lease Agreement dated November 15, 1994 between Comdisco, Inc. ("Lessor") and ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. _______are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.


1.  EQUIPMENT:

                             EQUIPMENT
    QTY         MFGR.        TYPE/MODEL       SERIAL #   LOCATION
    ---         -----        ----------       --------   --------

    (See attached Invoices)


2.  INSTALLATION DATE:       (See attached Invoices)


3.  INITIAL TERM STARTS ON:


4.  TOTAL EQUIPMENT COST:


5.  RENT:


6.  REPRESENTATIONS OF LESSEE:

    Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                EXHIBIT A
                        (MULTIPLE QUARTER DELIVERY)


SCHEDULE NO.  VL-4

                          DATED AS OF OCTOBER 28, 1996
    TO MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 15, 1994 ("MASTER LEASE")


LESSEE: ENDOCARDIAL SOLUTIONS, INC.              LESSOR: COMDISCO, INC.

ADMIN.CONTACT/PHONE NO.:                         ADDRESS FOR ALL NOTICES:
Leota Paulsen - Controller                       6111 North River Road
phone (612) 644-7890                             Rosemont, Illinois 60018
fax   (612) 644-7897                             Attn.: Venture Lease Division

ADDRESS FOR NOTICES:
1350 Energy Lane, Suite 110
St. Paul, MN 55108-5254

Attn.:   Leota Paulsen

CENTRAL BILLING LOCATION:                        PAYING AGENT:
       same as above                             Comdisco, Inc.
                                                 P.O. Box 91744
Attn.:                                           Chicago, Illinois 60693


Lessee Reference No.:_____________________
            (24 digits maximum)


LOCATION OF EQUIPMENT:                           INITIAL TERM: 36 months
  same as above

Attn.:                                           LEASE RATE FACTOR:  3.211%


EQUIPMENT (as defined below):                    ADVANCE:    $8,027.50




Item                        Machine Type/                   Serial
No.    Qty.   Manufacturer  Feature          Description    Number    Rent
---    ---   -------------  -------          -----------    ------    ----

    Lessor shall finance Non-Standard Equipment (including software and leasehold improvements) specifically approved by Lessor up to an aggregate purchase price of $250,000.00 which shall be delivered to and accepted by Lessee commencing on the date hereof and continuing until July 31, 1997, and for which Lessor receives vendor invoices approved for payment.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.  EQUIPMENT PURCHASE

    Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

    (i)    NEW EQUIPMENT.   Lessor will purchase new Equipment which is
           specifically approved by Lessor.

    (ii)   SALE-LEASEBACK EQUIPMENT.    None

    (iii)  USED EQUIPMENT.   Lessor will purchase "used" Equipment which is
           obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.  COMMENCEMENT DATE

    The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.  OPTION TO EXTEND

    So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.  PURCHASE OPTION

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve
(12) months and no later than one hundred twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed 25% of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.  SPECIAL TERMS

    The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

    a.   Section 2, "TERM"

         In line 1 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 2 after the word "begin", add the words "on the first day of the next Rent Interval".

    b.   Section 3, "RENT AND PAYMENT"

         In line 2 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

         In line 4 after the words "on the Schedule", add the words "not to exceed one month's Rent".

    c.   Section 5.1, "TITLE"

         In line 5 after the word "appropriate", delete the period and add the words "provided Lessor promptly advises Lessee in writing, except as provided in Sections 5.2 and 7.2."

    d.   Section 5.2, "RELOCATION OR SUBLEASE"

         In line 1 before the word "consent", delete the word "reasonable"; after the words "Secured Party", add the words " which consent shall not be unreasonably withheld".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    e.   Section 5.3, "Assignment by Lessor"

         At the end of subsection (a), delete the word "and"

         At the end of subsection (b), add the word "and".

    f.   Section 7.1, "CARE, USE AND MAINTENANCE"

         To the end of this Section, add the following:

         Lessor agrees that Lessee may self-maintain Equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained Equipment."

    g.   Section 7.2, "ATTACHMENTS AND RECONFIGURATIONS"

         In line 1 after the word "Lessor", add the words "which consent shall not be unreasonably withheld".

    h.   Section 8, "REPRESENTATIONS AND WARRANTIES OF LESSEE"

         To the end of subsection (b), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies."

    i.   Section 12, "RISK OF LOSS"

         In line 8 of the first paragraph after the word "will", insert the words ", upon request,".

         In line 3 of the second paragraph after the word "will", insert the words ", within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    j.   Section 13.1 (c) "DEFAULT"

         In line 1 delete the word "failure" and replace with the word
         "inability"

    k.   Section 13.2, "REMEDIES"

         In line 1 before the word "notice", insert the word "written".

    1.   Section 13.3, "MITIGATION"

         In line 1 of subsection (b), delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%)"; in line 2 after the words "Initial Term", add the words "or any extension thereof,".

    m.   Section 14.1, "BOARD ATTENDANCE"

         In line 1 after the word "attend". insert the words "up to two (2) per year of"; and in line 2 after the word "meetings", insert the words "up to the expiration of the lease term".

    n.    Section 14.2, "FINANCIAL STATEMENTS"

         In line 15, delete the words "tax returns".

    o.   Section 14.3, "OBLIGATION TO LEASE ADDITIONAL EQUIPMENT"

         In clause (ii), delete the words "would allow" and replace with the words "has caused"; at the end of clause (ii), insert the word "; or"; at the end of clause (iii), delete the word "; or" and replace with a period; delete clause (iv) in its entirety.

    p    Section 14.4, "MERGER AND SALE PROVISIONS"

         In line 5 after the word "documentation", insert the words "reasonably requested and".

    q.   Section 14.7, "BINDING NATURE"

         To the end of this Section, add the words "except with the prior written consent of Lessor and as provided in Section 5.2".

    r.   Section 14.8, "SURVIVAL OF OBLIGATIONS"

         In line 4, insert the word "and" between the words "execution" and "delivery'" delete the words "expiration or termination of this Master Lease", and add the words "and the agreements and obligations provided in Sections 6.2 and 11 of this Master Lease shall survive the termination of the Master Lease".

    s.   Section 14.19, "DEFINITIONS"

         In line 2 of the definition "Casualty Value" after the word "term" add the words "discounted to present value using a rule of six percent (6%)".

         To the end of the definition "Installation Date", add the words ", and Lessee has executed an acceptance certificate".

         In line 1 of the definition "Overdue Rate", delete the words, "the lesser ... payment due" and insert the words "interest at the lesser of 18% per annum"

         In line 1 of the definition "Rent", delete the words 1, including Interim Rent,".

         In line 1 of the definition "Schedule" after the words "Equipment
         Schedule", insert the words "substantially in    the form of Exhibit
         A".

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were
expressly set forth in this Schedule.    The parties hereby reaffirm all of
the terms and conditions of the Master Lease (including, without limitation, the the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


    ENDOCARDIAL SOLUTIONS, INC.           COMDISCO, INC.
    as Lessee                             as Lessor

    By:                                   By:
       ----------------------------            ---------------------------
           Leota Pearson                              James Labe

    Title:                                Title:
          -------------------------              -------------------------
               Controller                        President, Venture Lease
                                                 Division

    Date:                                 Date:
         --------------------------              -------------------------

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE



    This Certificate dated October 28, 1996 is executed pursuant to Schedule No. _______to the Master Lease Agreement dated November 15, 1994 between Comdisco, Inc. ("Lessor") and ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. _____are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.  EQUIPMENT:

                      EQUIPMENT
    QTY     MFGR.     TYPE/MODEL     SERIAL #     LOCATION

    (See attached Invoices)


2.  INSTALLATION DATE:    (See attached Invoices)

3.  INITIAL TERM STARTS ON:


4.  TOTAL EQUIPMENT COST:

5.  RENT:


6.  REPRESENTATIONS OF LESSEE:

Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                EXHIBIT A

                      (MULTIPLE QUARTER DELIVERY)


SCHEDULE NO.  VL-2
                        DATED AS OF AUGUST 20, 1996
   TO MASTER LEASE AGREEMENT DATED AS OF NOVEMBER 15, 1994 ("MASTER LEASE")

LESSEE:  ENDOCARDIAL SOLUTIONS, INC.             LESSOR: COMDISCO, INC.

ADMIN.CONTACT/PHONE NO.:                         ADDRESS FOR ALL NOTICES:
Leota Paulsen - Controller                       6111 North River Road
phone (612) 644-7890                             Rosemont, Illinois 60018
fax   (612) 644-7897                             Attn.: Venture Lease Division

ADDRESS FOR NOTICES:
1350 Energy Lane, Suite 110
St. Paul, MN 55108-5254

Attn.:   Leota Paulsen

CENTRAL BILLING LOCATION:                        PAYING AGENT:
       same as above                             Comdisco, Inc.
                                                 P.O. Box 91744
Attn.:                                           Chicago, Illinois 60693

Lessee Reference No.:_____________________
               (24 digits maximum)


LOCATION OF EQUIPMENT:                           INITIAL TERM: 36 months
  same as above

Attn.:                                           LEASE RATE FACTOR:  3.135%


EQUIPMENT (as defined below):                    ADVANCE:
                                                 Phase I      $3,135
                                                 Phase II     $7,837


Item                         Machine Type/                  Serial
No.    Qty.   Manufacturer   Feature         Description    Number    Rent
---    ----   ------------   -------         -----------    ------    -----

Lessor shall finance Equipment specifically approved by Lessor up to an aggregate purchase price of $350,000.00. $100,000 (Phase I") shall be available immediately and the remaining $250,000 ("Phase II") will be available upon Comdisco Ventures formal approval). Equipment shall be delivered to an accepted by Lessee during the period August 20, 1996 through July 15, 1997 for which Lessor receives vendor invoices approved for payment not including upgrades thereto and further excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, molds and fungible items. In no event shall software costs or leasehold improvement costs exceed $150,000 hereunder.

1. NOTICE PERIOD: Not less than one hundred twenty (120) days nor more than twelve (12) months prior to the expiration of the lease term.

2.  EQUIPMENT PURCHASE

    Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

    (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

    (ii)  SALE-LEASEBACK EQUIPMENT.  NONE

    (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3   COMMENCEMENT DATE

    The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, an acceptance certificate upon acceptance of the Equipment by Lessee, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale - Leaseback Equipment, then the Commencement Date shall be the date that Lessor tenders the Purchase Price.

4.  OPTION TO EXTEND

    So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least one hundred twenty (120) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than one hundred twenty (120) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.  PURCHASE OPTION

    So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed 25% of Lessor's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.  SPECIAL TERMS

    The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

    a.   Section 2, "Term"

         In line 1 after the word "Equipment", add the words "upon Lessee's execution of an acceptance certificate or an approved invoice for payment".

         In line 2 after the word "begin", add the words "on the first day of the next Rent Interval".

    b.   Section 3, "RENT AND PAYMENT"

         In line 2 before the words "Interim Rent", add the word "No"; after the words "Interim Rent", delete the words "is due and payable when invoiced" and replace with the words "is required".

         In line 4 after the words "on the Schedule", add the words "not to exceed one Rent".

    c.   Section 5.1, "Title"

         In line 5 after the word "appropriate", delete the period and add the words "provided Lessor promptly advises Lessee in writing, except as provided in Sections 5.2 and 7.2."

    d.   Section 5.2, "RELOCATION OR SUBLEASE"

         In line 1 before the word "consent", delete the word "reasonable"; after the words "Secured Party", add the words', which consent shall not be unreasonably withheld".

         To the end of the last paragraph of this Section, add the words ", except as agreed to by Lessor in writing".

    e.   Section 5.3, "ASSIGNMENT BY LESSOR"

         At the end of subsection (a), delete the word "and"

         At the end of subsection (b), add the word "and".

    f.   Section 7.1, "CARE, USE AND MAINTENANCE"

         To the end of this Section, add the following:

         Lessor agrees that Lessee may self-maintain Equipment, provided the foregoing requirement regarding recertification will apply to such self-maintained Equipment."

    g.   Section 7.2, "ATTACHMENTS AND RECONFIGURATIONS"

         In line 1 after the word "Lessor", add the words "which consent shall not be unreasonably withheld".

    h.   Section 8, "REPRESENTATIONS AND WARRANTIES OF LESSEE"

         To the end of subsection (b), add the following:

         ", subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies."

    i.   .Section 12, "RISK OF LOSS"

         In line 8 of the first paragraph after the word "will", insert the words ", upon request,".

         In line 3 of the second paragraph after the word "will", insert the words ", within the later of the date of Lessee's receipt of insurance proceeds or thirty (30) days thereafter,".

         To the end of this Section, add the following:

         "To the extent the insurance proceeds are paid directly to Lessor by virtue of being named an additional insured under Lessee's equipment policy, Lessee's obligation to pay Lessor pursuant to the foregoing shall be decreased by the amount of such insurance proceeds."

    j.   Section 13.1 (c) "DEFAULT"

         In line 1 delete the word "failure' and replace with the word
         "inability'

    k.   Section 13.2, "REMEDIES"

         In line 1 before the word "notice", insert the word "written".

    1.   Section 13.3, "MITIGATION"

         In line 1 of subsection (b), delete the words "three points over the prime rate as referenced in the Wall Street Journal" and replace with the words "six percent (6%)"; in line 2 after the words "Initial Term", add the words "or any extension thereof,".

    m.   Section 14.1, "BOARD ATTENDANCE"

         In line 1 after the word "attend". insert the words "up to two (2) per year of"; and in line 2 after the word "meetings", insert the words "up to the expiration of the lease term".

    n.   Section 14.2, "FINANCIAL STATEMENTS"

         In line 15, delete the words "tax returns".

    o.   Section 14.3, "OBLIGATION TO LEASE ADDITIONAL EQUIPMENT"

         In clause (ii), delete the words "would allow" and replace with the
         words "has caused"; at the end of clause     (ii), insert the word ";
         or"; at the end of clause (iii), delete the word "; or" and replace with a period; delete clause (iv) in its entirety.

    p.   Section 14.4, "MERGER AND SALE PROVISIONS"

         In line 5 after the word "documentation", insert the words "reasonably requested and".

    q.   Section 14.7, "BINDING NATURE"

         To the end of this Section, add the words "except with the prior written consent of Lessor and as provided in Section 5.21".

    r.   Section 14.8, "SURVIVAL OF OBLIGATIONS"

         In line 4, insert the word "and" between the words "execution" and "delivery", delete the words "expiration or termination of this Master Lease", and add the words land the agreements and obligations provided in Sections 6.2 and 11 of this Master Lease shall survive the termination of the Master Lease".

    s.   Section 14.19, "DEFINITIONS"

         In line 2 of the definition "Casualty Value" after the word "term'" add the words "discounted to present value using a rule of six percent (6%)".

         To the end of the definition "Installation Date", add the words ", and Lessee has executed an acceptance certificate".

         In line 1 of the definition "Overdue Rate", delete the words, "the lesser .. payment due" and insert the words interest at the lesser of 18% per annum"

         In line 1 of the definition "Rent", delete the words 1, including Interim Rent,".

         In line 1 of the definition "Schedule" after the words "Equipment Schedule", insert the words "substantially in the form of Exhibit A".


MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

    ENDOCARDIAL SOLUTIONS, INC.        COMDISCO, INC.
    as Lessee                           as Lessor

    By:                                By:
       ----------------------------       -------------------------------
           Leota Pearson                        James Labe

    Title:                             Title:
          -------------------------            --------------------------
               Controller                       President, Venture Lease
                                                  Division

    Date:                              Date:
         ---------------------------           --------------------------

                                      EXHIBIT 1

                               COMMENCEMENT CERTIFICATE


    This Certificate dated October 28, 1996 is executed pursuant to Schedule
No. _____to the Master Lease Agreement dated November 15, 1994 between Comdisco, Inc. ("Lessor") and ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. _____are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.  EQUIPMENT:

                      EQUIPMENT
    QTY     MFGR.     TYPE/MODEL     SERIAL #     LOCATION

    (See attached Invoices)


2.  INSTALLATION DATE:        (See attached Invoices)

3.  INITIAL TERM STARTS ON:


4.  TOTAL EQUIPMENT COST:

5.  RENT:


6.  REPRESENTATIONS OF LESSEE:

Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.